SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 30, 2005
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                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
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(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant

On March 30, 2005, American Electric Power Company, Inc. ("AEP") entered into a new 5-Year $1,500,000,000 Credit Agreement, dated as of March 30, 2005 (the "Credit Agreement") among American Electric Power Company, Inc., a group of banks and JPMorgan Chase Bank, N.A., as Administrative Agent. The Credit Agreement is available for working capital and other general corporate purposes of AEP (including, without limitation, to backstop commercial paper issued by AEP). AEP also has the ability to issue letters of credit against the Credit Agreement in an amount up to $200,000,000 in total. The Credit Agreement expires on March 30, 2010.

Borrowings under the Credit Agreement are available upon customary terms and conditions for facilities of this type, including a requirement that AEP represent that no "material adverse change" has occurred at the time of a new borrowing under the Credit Agreement. A "material adverse change" under the Credit Agreement is any material adverse change (i) in the business, condition (financial or otherwise) or operations of AEP and its subsidiaries, taken as a whole, or (ii) that is reasonably likely to affect the legality, validity or enforceability of the Credit Agreement against AEP or the ability of AEP to perform its obligations under the Credit Agreement. The base line for any determination of a relative material adverse change is December 31, 2004. If on any date on or before the date of any drawing AEP's rating by Standard & Poor's is BBB or higher and AEP's rating by Moody's is Baa2 or higher, or if the drawing is to retire maturing commercial paper, AEP is not required to represent that no material adverse change of the type described in clause (i), above, has occurred. AEP also is required to maintain its percentage of debt to total capitalization at a level that does not exceed 67.5%.

The Credit Agreement replaces a $1,000,000,000 credit agreement maturing in May 2005, and a $750,000,000 credit agreement maturing in May 2006.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


April 4, 2005